UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2014

EQM Technologies & Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54750	20-5754991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Carillon Boulevard, Cincinnati, Ohio		45140
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 825-7500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On September 9, 2104, EQM Technologies & Energy, Inc. (the “Company”) announced that the Company and Sullivan International Group, Inc. have ceased discussions with respect to a potential merger at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2014	EQM Technologies & Energy, Inc.

	By:	/s/ Robert R. Galvin
Robert R. Galvin Chief Financial Officer, Secretary and Treasurer